Exhibit 13.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ADS-TEC Energy PLC (the “Company”) on Form 20-F for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Thomas Speidel, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2025

	By:	/s/ Thomas Speidel
	Name:	Thomas Speidel
	Title:	Chief Executive Officer and Director
(Principal Executive Officer)